Exhibit 16

                                Power of Attorney

                        DELEGATION AND POWER OF ATTORNEY
                        --------------------------------

                          THE PHOENIX EDGE SERIES FUND

Each of the undersigned, being a member of the Board of Trustees of The Phoenix Edge Series Fund, does hereby declare, delegate and certify as follows:

    1. Pursuant to Section 2.2 of that certain Agreement and Declaration of Trust dated February 19, 1986, as amended, establishing The Big Edge Series Fund, now known as The Phoenix Edge Series Fund, the undersigned hereby appoint Philip R. McLoughlin, Tracy L. Rich, Carole A. Masters and/or Richard J. Wirth, his/her respective agents as the undersigneds' attorney-in-fact, to execute any and all instruments including specifically but without limitation amendments to said trust instrument and appointments of trustee(s), provided that such action as evidenced by such instrument shall have been adopted by requisite vote of the Trustees and, where necessary, the Shareholders of such funds, such vote or votes to be conclusively presumed by the execution of such instrument by such attorney-in-fact.


    2. The undersigned, hereby further declare that a photostatic, xerographic or other similar copy of this original instrument shall be effective as the original, and that, as to any such amendment of any of the aforementioned trust agreements or declarations, such copy shall be filed with such instrument of amendment in the records of the Office of the Secretary of the Commonwealth of Massachusetts. This instrument shall not be affected by our subsequent disability or incompetence.

IN WITNESS WHEREOF, we have hereunto subscribed this Delegation and Power of Attorney this 2nd day of January, 2004.

/s/ Frank M. Ellmer                          /s/ John A. Fabian
-----------------------------------          -----------------------------------
Frank M. Ellmer, Trustee                     John A. Fabian, Trustee


/s/ Roger A. Gelfenbien                      /s/ Michael J. Gilotti
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Roger A. Gelfenbien, Trustee                 Michael J. Gilotti, Trustee


/s/ Eunice S. Groark                         /s/ Frank E. Grzelecki
-----------------------------------          -----------------------------------
Eunice S. Groark, Trustee                    Frank E. Grzelecki, Trustee


/s/ John R. Mallin                           /s/ Philip R. McLoughlin
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John R. Mallin, Trustee                      Philip R. McLoughlin, Trustee

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, being all of the Trustees of The Phoenix Edge Series Fund (the "Fund"), do hereby constitute and appoint each of Philip R. McLoughlin, Tracy L. Rich, Carole A. Masters, and Richard J. Wirth as our true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of The Phoenix Edge Series Fund, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940, any filings with any state agency with respect to the Funds' Declaration of Trust, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned each hereby ratifies and confirms our respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original thereof.

         We hereby further revoke any and all powers of attorney previously given by us with respect to said Fund, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     WITNESS our hand and seal on the date set forth below.

                                                           Date: January 2, 2004



/s/ Frank M. Ellmer                          /s/ John A. Fabian
-----------------------------------          -----------------------------------
Frank M. Ellmer, Trustee                     John A. Fabian, Trustee


/s/ Roger A. Gelfenbien                      /s/ Michael J. Gilotti
-----------------------------------          -----------------------------------
Roger A. Gelfenbien, Trustee                 Michael J. Gilotti, Trustee


/s/ Eunice S. Groark                         /s/ Frank E. Grzelecki
-----------------------------------          -----------------------------------
Eunice S. Groark, Trustee                    Frank E. Grzelecki, Trustee


/s/ John R. Mallin                           /s/ Philip R. McLoughlin
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John R. Mallin, Trustee                      Philip R. McLoughlin, Trustee